UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2009

GLOBAL DIVERSIFIED INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-83231	95-4741485
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

1200 Airport Drive, Chowchilla, CA	93610
(Address of Principal Executive Offices)	(Zip Code)

Telephone:  559-665-5800
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      ❒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      ❒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      ❒ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      ❒ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01--  Entry into a Material Definitive Agreement

A. On December 19, 2008, the Company entered into a Loan and Securities Purchase Agreement with Debt Opportunity Fund, LLLP (the "Fund") and issued:

•
A Senior Secured Promissory Note (the "Senior Note" for the principal amount of $6,000,000.  Interest on the Senior Note accrues at the rate of 13% per annum. and is payable monthly in arrears. However, during the first twelve months the accrued interest will be deferred and payable in total on December 19, 2010.  The principal amount is payable in four equal payments of $1,500,000 with the first payment due on December 14, 2010, second payment due on December 14, 2011, third payment due on December 14, 2012 and final payment on December 14, 2013.

•	Series 4 Warrants to purchase 68,168,164 shares of Common Stock at an exercise price of $.05 per Share for a period of seven years.

The gross amount paid to the Company for the Senior Note and Series 4 Warrants was $6,000,000.  The Company received the final installment of the funds on January 26, 2009.  The Company paid $75,000 in expenses to the Fund.

Midtown Partners acted as our sole Placement Agent in connection with the Senior Note.  We paid aggregate cash commissions of $480,000.  In addition, we paid Midtown Partners 6,816,816 Series BD-6 Warrants.  The Series BD-6 Warrants are exercisable into shares of Common Stock at the exercise price of $.05 per share and expire 7 years from the date of issuance.

The issuance of the Series 4 Warrants and the issuance of the Series BD-6 Warrants were exempt from the registration requirements of the Securities Act of 1933 (the "Act"), as amended, pursuant to Section 4(2) of the Act for transactions not involving a public offering and Rule 506 promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933

B.  On December 17, 2008, the Company entered into a Stock Option Agreement with Phillip Hamilton (“the Executive”) and issued:

•
A Stock Option to purchase 68,164,164 shares of Common Stock at an exercise price of $.05 per Share for a period of seven years.  The Company issued the Stock Option to the Executive to promote the long term interest of the Company by retaining the Executive. The Company provided the Executive with compensation opportunities based on the performance of the Company. The Option vests and becomes exercisable only upon the satisfaction in full (inclusive of all principal, interest and penalties) of the $6,000,000 loan made to the Company by Debt Opportunity Fund, LLP on December 19, 2008.

The issuance of the Stock Option to Phillip Hamilton was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(2) of the Act .

Item 3.02   Sale of Unregistered Securities

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits

(c)           Exhibits.

*10.8	Loan and Securities Purchase Agreement dated December 19, 2008 by and between Registrant and Debt Opportunity Fund LLLP

*10.9	Senior Secured Promissory Note dated December 19, 2008 by and between the Registrant and Debt Opportunity Fund, LLLP

*10.10	Form of Series 4 Common Stock Purchase Warrant issued on December 19, 2008.

*10.11	Form of Series BD-6 Common Stock Purchase Warrant issued on December 19 2008.

*10.12	Stock Option Agreement dated December 17, 2008 between Registrant and Phillip Hamilton

* Filed herewith.

Global Diversified Industries, Inc.

Date: February 6, 2009	By:	/s/ Phillip Hamilton
Phillip Hamilton
CEO and Chairman